Exhibit 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

       As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-Q into Industries' previously filed
Form S-8 Registration Statement, No. 33-30619; and Form S-8 Registration Statement, No. 33-30621.

                                            /s/ Arthur Andersen LLP
                                            -----------------------
                                              Arthur Andersen LLP

Chicago, Illinois

May 13, 1996